1 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. BUSINESS OVERVIEW

2 2 © 2014 JGWPT Holdings, Inc. STATEMENT OF DISCLOSURE This presentation contains “forward - looking statements” within the meaning of U . S . federal securities laws . Forward - looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain . Such expectations, beliefs and projections are expressed in good faith . However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward - looking statements . Forward - looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward - looking statements, including risks detailed in JGWPT Holdings, Inc . ’s (the “Company”) SEC filings . Forward - looking statements speak only as of the date the statements are made . The Company assumes no obligation to update forward - looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward - looking information except to the extent required by applicable securities laws . If the Company does update one or more forward - looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward - looking statements .

3 3 © 2014 JGWPT Holdings, Inc. TABLE OF CONTENTS I. Company Overview II. Marketing & Branding III. Structured Settlements & Annuities IV. Lottery Funding V. Pre - Settlement Funding VI. Financing Platform VII. Historical Collateral Performance & Securitization Overview VIII. Legal Overview Appendix A : Management Bios Appendix B : Contact

4 4 © 2014 JGWPT Holdings, Inc. I. COMPANY OVERVIEW

5 5 © 2014 JGWPT Holdings, Inc. ▪ The JGWPT Companies (“JGWPT”) are comprised of the J . G . Wentworth and the Peachtree Financial Solutions family of companies . Both brands are innovators, market leaders and established players in their business segment ▪ In November 2013 , JGWPT Holdings Inc . went public on the NYSE (Ticker “JGW”) and became the managing member of JGWPT Holdings, LLC ▪ JGWPT, through its subsidiaries, is the nation’s leading purchaser and servicer of Structured Settlement and Annuity payment streams o Employs approximately 400 people with operations in Radnor, Pennsylvania o First to securitize Structured Settlement payment streams in 1997 o JGWPT and it’s subsidiaries have purchased over 61 , 000 receivables since 2002 with aggregate payment streams of over $ 5 . 5 bn with 0 . 08 % of aggregate losses ▪ The JGWPT family of companies has in - house marketing, underwriting and servicing o Invested approximately $ 615 million in marketing since 1995 COMPANY OVERVIEW

6 6 © 2014 JGWPT Holdings, Inc. ▪ JGWPT is a direct - to - consumer company that provides liquidity to customers by purchasing structured settlement, fixed annuity and lottery payment streams and conducts pre - settlement transactions ▪ Business model is based on the simple premise that obligations, backed by strong investment - grade insurance companies, can be purchased at a discount to deliver strong economics while also providing compelling benefits to the consumer ▪ The company markets under two distinct leading brands : JG Wentworth (“JGW”) and Peachtree o In July 2011 , JGWPT Holdings, LLC was formed to hold both JGW and Peachtree, creating significant strategic value as the companies maintained highly complementary product offerings with minimal customer overlap and the ability to realize significant synergies COMPANY OVERVIEW BRAND DESCRIPTION ▪ Offerings – Structured Settlements, Annuities ▪ Target Audience – Consumers ▪ Positioning – Price Leader with Efficient, Courteous Service ▪ Offerings – Structured Settlements, Annuities, Pre - Settlement Fundings , and Lotteries ▪ Target Audience – Consumers, Attorneys, Financial Professionals ▪ Positioning – Friendly, High Touch Service

7 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. Structured Settlements Annuities Lotteries Pre - Settlement Funding Ultimate Payor / Counterparty Insurance company Insurance company State lottery funds / Insurance company Insurance company / self - insured corporate defendant Brands Years of Experience 18+ 18+ 14+ 8+ % of Revenue (Year to date ) A leader in all of our product lines Structured Settlements 89% Annuities 2% Lotteries 6% Pre - Settlement Funding 3% Financial Information as of Sept. 30, 2013. ESTABLISHED BRANDS ACROSS PRODUCT LINES

8 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. JGWPT Competitors Market Landscape ▪ JGWPT possesses the largest market share of any structured settlement player by a significant margin ▪ Leading position offers scale advantages o Operating efficiency o Regular access to securitization market provides cost of funds advantage relative to competitors Source : Represents that portion of all cases filed that were visible to management via Westlaw throughout the country . Percentages in the graph reflect total activity between January – September 2013 . JGWPT’s Leading Position LEADING MARKET POSITION

9 9 © 2014 JGWPT Holdings, Inc. LEADERSHIP TEAM Name Title Years with the Company and Predecessors Years of Experience David Miller Chief Executive Officer 4 32 Randi Sellari President & Chief Operating Officer 18 26 Stefano Sola Chief Investment Officer 4 19 John Schwab Chief Financial Officer <1 23 Stephen Kirkwood General Counsel 14 18 Sean O'Reilly Chief Marketing Officer <1 20 Michael Aloupis Vice-President – Human Resources 1 23 ▪ Significant direct marketing and capital markets expertise ▪ Extensive knowledge of the legal and regulatory intricacies of the purchasing process David Miller CEO Randi Sellari President & COO Stefano Sola EVP & Chief Investment Officer John Schwab EVP & Chief Financial Officer Stephen Kirkwood EVP & General Counsel Sean O’Reilly Chief Marketing Officer Michael Aloupis Vice President, Human Resources

10 10 © 2014 JGWPT Holdings, Inc. II. MARKETING & BRANDING

11 © 2014 JGWPT Holdings, Inc. BRAND POSITIONING PUBLIC FACE / MASCOT ▪ Price leader with courteous, efficient service ▪ Project image of being a reliable, secure and financially strong institution that delivers good service and great value ▪ Friendly, high - touch service ▪ Develop strong personal bond between customer and purchasing team o Personal relationship is the cornerstone of the experience ▪ JGWPT operates in the markets it serves with two distinct brands, JG Wentworth and Peachtree o Allows the company to target separate sub - segments of its addressable market simultaneously o Differentiated strategy results in minimal customer overlap . o Over $615 million in spend on television, internet, direct mail and social media have developed iconic brands MARKETING OVERVIEW

12 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. Direct Mail Online / Mobile Television ▪ “ I have a structured settlement, and I need cash now.” ▪ 877 - CASH - NOW ▪ “We’re Peachtree People” SOPHISTICATED DIRECT MARKETING PROGRAMS

13 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ JGWPT owns significant real estate in the largest online search engines for many key terms, including “structured settlement” o JG Wentworth has 98% share of voice for Brand and Structured Settlement category searches o Strong results in both paid search and organic leads due to search engine marketing and optimization expertise ▪ Both JG Wentworth and Peachtree have developed iconic TV brands o Combined, generate over 130 million impressions per week nationwide o Over 80% of the target audience sees JGW/Peachtree ads 5X per week ▪ The Company has a well - established process to design, develop, write and produce winning direct response TV campaigns ▪ Weekly media optimization ensures delivery of qualified leads at the most efficient cost I have a structured settlement and I need cash now. Television Additional Channels Online Social Media - New and ever - growing media channel ▪ Facebook : 30,000 fans with significant opportunity for growth and content publishing ▪ Twitter : 6,000 followers, 70,000 impressions per week ▪ YouTube : Approximately 2,000,000 combined YouTube video views of commercials and parodies. Developing additional online - only content Smartphones - Facilitating customer engagement and document transfer ▪ JG Wentworth and Peachtree launched mobile applications for the iPhone and Droid phones ▪ App serves as a document transfer vehicle (alternative to faxing), removing roadblocks/barriers to completion Direct Mail ▪ JG Wentworth: Focused on scale, ease - of - use, speed of funding o Key initiatives CRM trigger mailers and Cash Now ▪ Peachtree: Service - focused brand o Key initiatives include Dream Cash Over $615 million in marketing spend has created brand recognition that is nearly impossible to replicate J.G. Wentworth and Peachtree maintain leading market positions across all product lines TOP 5 DIRECT RESPONSE ADVERTISER THROUGH DIVERSE MARKETING CHANNELS

14 14 © 2014 JGWPT Holdings, Inc. III. STRUCTURED SETTLEMENTS & ANNUITIES

15 15 © 2014 JGWPT Holdings, Inc. STRUCTURED SETTLEMENTS OVERVIEW Initial Structured Settlement Creation Subsequent Sale by Structured Settlement Holder ▪ A structured settlement is a contractual agreement to settle a tort claim involving physical injury, illness, or workers’ compensation whereby a claimant is compensated for damages through a series of payments over time ▪ Typically arises from an out - of - court negotiated settlement □ To fund the settlement obligations the defendant, typically an insurance company, purchases a single premium annuity from a life insurance company □ The full amount of each periodic payment is excludable from the recipient’s income □ Increases aggregate dollar payments to the claimant while minimizing upfront capital commitment from the insurance company ▪ JGWPT Regulatory Overview ▪ All sales of structured settlement payment streams are need - based and provide liquidity when circumstances prompt re - assessment of financial needs ▪ Sales of structured settlement payments make economic sense for many customers – providing a lower rate compared to alternatives □ Credit cards on average charged between 15% - 25% , compared to 8% – 14 % discount rates for structured settlements □ Sale of an asset provides liquidity without creating a repayment obligation ▪ Each transaction is expressly approved by a court □ JGWPT has industry leading 95 % approval rate 1) Source: Based on a random sample of 584 JG Wentworth transactions. Out of court negotiation of amount and terms of compensation for damages 1 Annuity Provider Claimant Defendant’s Insurance Provider Purchase of annuity to defease obligation to claimant Compensation paid to claimant through annuity 2 3 Debt Repayment / Pay Bills 36% Housing - Related 31% Transportation 7% Education 6% Miscellaneous 6% Health Care 5% Major Purchase 4% Child Care 3% Business - Related 3% ILLUSTRATIVE USE OF PROCEEDS 1

16 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ Direct - to - Consumer – TV – Internet – Print ▪ Generates incoming calls to product groups ▪ Proprietary databases utilized to pursue leads ▪ Ensure payments are unencumbered and available for purchase ▪ Economic review – Separate from purchasing team ▪ Processing and execution of documentation – Meet legal requirements as needed ▪ Subject to individual state transfer statutes ▪ Each transfer approved by a court and federal overlays ▪ Express court finding that transfer is in the best interest of customer and take into account the welfare and support of dependents ▪ Service all portfolios (such as prior securitizations and other financings) – Administer and collect payments ▪ Draw from financing facilities to fund deals ▪ Subsequently, permanently finance through securitizations approximately three times per year ▪ Opportunities to finance through private placements and forward flow arrangements ▪ Initial screening of opportunity – Stringent screening guidelines ▪ Relationship management – Complete paperwork ▪ Become point of contact Marketing Under - writing Court Approval Portfolio Servicing Funding Purchasing DESCRIPTION Day 1 Day 10 Days 30 – 60 Highly efficient structured settlement payment stream purchasing process Structured settlement payment stream purchasing ILLUSTRATIVE TRANSACTION TIMELINE

17 17 © 2014 JGWPT Holdings, Inc. PURCHASING ▪ Leads are sourced from multiple channels : o Inbound calls and inquiries from TV, internet and other marketing campaigns o Proprietary Customer Relationship Management platform (WAIDE) containing internal database of existing claimants ▪ Account executives qualify each lead to : o Determine the type of payment stream o Develop a relationship with the individual in order to understand their circumstances o Define the consumer need and construct a transaction that meets their needs ▪ Commitment review o Purchase adheres to the current pricing model o Review of initial annuity and settlement documentation to verify : • Whether the claimant is entitled to the payments • Identity of the annuity issuer and annuity obligor • Compliance with statutory requirements o Purchase contract package sent to claimant via FedEx, e - mail or facsimile

18 18 © 2014 JGWPT Holdings, Inc. UNDERWRITING ▪ Executed purchase contract received via fax, email, FedEx, or proprietary App (iPhone or Android) o Initial review • Purchase contract and all applicable forms returned and executed properly • Settlement and annuity documentation received • Confirmation that claimant is entitled to payments, payments to be sold are unencumbered, and annuity issuer and annuity obligor are correct • Verification that the claimant has waived or received independent professional representation (eight states require representation, all other states allow waiver of this requirement ) ▪ Fraud review o Perform various searches to verify potential fraud • UCC lien search • Credit search for bankruptcy and child support arrearages • National Association of Settlement Purchasers (“NASP”) fraud database to verify there are no potential conflicts with competitors o Contract package sent to outside counsel to begin court approval process

19 19 © 2014 JGWPT Holdings, Inc. COURT APPROVAL ▪ For JGWPT to purchase a structured settlement payment from a customer, state transfer statutes generally require the court to find : o Transaction is in the best interests of the claimant, taking into account the welfare of his or her dependents o Transaction does not contravene federal or state law ▪ Claimant executes documentation of the sale, which is considered in the court’s review of the sale ▪ Upon court approval, the company provides the annuity provider with a copy of the executed court order and letter directing payments to be sent to an established lockbox in the name of the company or one of its subsidiaries ▪ Notification period allows annuity providers to review transfer application

20 20 © 2014 JGWPT Holdings, Inc. PORTFOLIO SERVICING ▪ As master servicer or sub - servicer, the company is responsible for file verification, payment processing and delinquency resolution ▪ Delinquencies are typically identified within three business days past due ▪ The company maintains relationships with all annuity providers for the settlement payments it owns, thereby facilitating the resolution of administrative delays ▪ Of the $ 5 . 5 billion of court ordered payments purchased since 2002 , the cumulative loss rate is approximately 0 . 08% ▪ Back - up servicing provided by Portfolio Financial Servicing Company o Hot site back up (daily cash reconciliation) o All payments made to a secured lock box o Deutsche Bank Trust Company (JGW) – Master /Standby Servicer & Wells Fargo (Peachtree) – Standby Servicer o Custodian for collateral

21 21 © 2014 JGWPT Holdings, Inc. ANNUITIES OVERVIEW ▪ Fixed annuities are periodic payments made by insurance companies to the contract beneficiary o Similar to structured settlements, JGWPT purchases these periodic payments directly from individuals ▪ Significant primary market for fixed income annuities o Multi - trillion dollar market, with $ 240 billion in annuities issued in 2011 o In a survey, 27% of annuity owners were “concerned they may be unable to sell their annuity if they want the money for something else” ▪ Purchasing and Underwriting process is substantially similar to structured settlements o Does not require court approval and thus typical transactions can be completed within 3 - 4 weeks

22 22 © 2014 JGWPT Holdings, Inc. IV. LOTTERY FUNDING

23 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. LOTTERIES OVERVIEW ▪ Similar to structured settlements, all purchases are made pursuant to court orders, directing the state lottery commission to make payments directly to the purchaser o 15 year history of buying and selling lottery prize payments ▪ JGWPT typically purchases only a portion of the total lottery payment streams ▪ The c ompany has recently begun including lotteries in securitizations ▪ In addition, JGWPT maintains close relationship with small group of financing sources that fund a majority of the company’s lottery purchases and are attracted to the high - quality nature of the assets o Cumulative historical court ordered losses of < 0.04% o Weighted average life of 7+ years ▪ 24 states permit lottery transfers

24 24 © 2014 JGWPT Holdings, Inc. V. PRE - SETTLEMENT FUNDING

25 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ Personal injury victims often need emergency funds to cover living and medical expenses o Average personal injury claim takes approximately two years to settle o Many recipients are unemployed and / or have limited access to capital ▪ Resulting liquidity crisis can often prejudice the plaintiff o Plaintiff may experience a cash shortfall and thus feels compelled to settle for less than deserved o Plaintiff’s lawyer is often under pressure to settle quickly and may lose out on a larger fee ▪ By conducting a modest transaction relating to the proceeds of the pending claim, JGWPT removes the pressure on both the plaintiff and their lawyer o Generally, transaction is less than 20% of the total case value o T he transaction is not a loan because there is no obligation to repay if plaintiff loses case. I t does not carry the same usury / regulatory restrictions of a loan ▪ Peachtree has been conducting pre - settlement transactions since January 2005 o $184 million on 19,109 cases ▪ Underwriting is performed by experienced in - house attorneys and paralegals o JGWPT currently operates in the 26 states where the it’s confident in the regulatory regime and where lending licenses are not required ▪ Expected to represent a major growth driver for the company going forward, after regulatory framework is established PRE - SETTLEMENT FUNDING O VERVIEW

26 26 © 2014 JGWPT Holdings, Inc. VI. FINANCING PLATFORM

27 27 © 2014 JGWPT Holdings, Inc. ▪ The JGWPT Companies’ diversified funding platform optimizes funding at every stage of the business process o Alternative funding sources both in nature of financing and type of institution o Funding sources enable access to the private or 144 A markets to achieve best execution ▪ The c ompany has established itself as a regular issuer of structured settlement ABS and expects to continue to build its term issuance platform in the future o The JGWPT Companies look to securitization as a source of longer term financing and an opportunity to diversify its sources of funding and investor base ▪ Sources of financing include : o Internal funding o Bank warehouse facilities o Insurance company warehouse facilities o Financial institution term facilities/Private placements o Asset based loans from financial institutions Since November 2009 , JGWPT subsidiaries executed revolving and term facilities, securitizations, credit lines and private placements with diverse counterparties including institutional investors, insurance companies, banks, and investment banks FINANCING PLATFORM

28 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ All aspects of the Company’s funding model have been strengthened and diversified since the financial crisis ▪ Current financing platform has capacity to fund purchases for approximately 18 months without access to securitizations or other permanent financing ▪ Even during the financing crisis, the longest period between permanent financings was 10 months – Securitization in December 2008 – Private placement in October 2009 Pre - 2009 Current Warehouse Facilities ▪ $250 million of availability ▪ Single lender ▪ Variable advance rate ▪ Mark - to - market ▪ 365 day term ▪ $750 million of total capacity ▪ Five lenders ▪ Fixed advance rate ▪ No mark - to - market (no exposure to margin calls) ▪ All facilities have at least a 2 year terms and no less than 18 months amortization Securitizations ▪ Average of 4 investors per securitization ▪ No pre - funding component ▪ Utilized MBIA wrap ▪ Continued growth in demand with approx. 40 unique investors over the last couple of years ▪ Up to 40% pre - funding component (extending period between securitizations) ▪ AAA rated with no wrap Alternative Monetization Options ▪ None ▪ Eleven private placements executed since 2009 in the structured settlement asset class ▪ Term facilities Asset Class Track Record ▪ Strong, but largely untested ▪ Flawless performance throughout crisis with no missed payments for any of the 38 outstanding securitizations ▪ Increases likelihood that market will remain open going forward Guaranteed Structured Settlements DEVELOPMENT OF FUNDING & SECURITIZATION PLATFORM

29 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ JGWPT transactions are all similar in structure ▪ The credit enhancement for the JGWPT transactions consists of overcollateralization, a reserve account and, in the case of the Class A Notes, subordination of the Class B Notes ▪ Subordination: T he Class A Notes have the support of the Class B Notes in an amount of approximately 8.00% ▪ Overcollateralization: The Overcollateralization will initially be approximately 6.75% ▪ Non - Declining Reserve Account: At closing, an initial deposit of 1.00% of the Aggregate Discounted Receivables Balance of the Receivables is made to the Reserve Account Class A 85.25% Class B 8.00% Certificate (OC) 6.75% Reserve Account 1.00% Retained; fully locked out to principal Fully funded, non - declining reserve account CREDIT ENHANCEMENT OVERVIEW

RECENT SECURITIZATION EXECUTION

JGWPT HOLDINGS INC.

- JGWPT's collateral pool for the last five securitizations exhibited consistent characteristics

	2013-3	2013-2	2013-1	2012-3	2012-2
Close Date	10/18/13	07/30/13	03/20/13	11/19/12	07/18/12
% SS	96.88%	89.80%	93.00%	95.63%	95.47%
% Annuities	0.93%	6.30%	4.80%	4.37%	4.53%
% Lotteries	2.19%	4.00%	2.20%	--	--
Total	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**
Average Contract Balance (PV)[1]	$58,111	$50,156	$50,813	$46,178	$50,838
% Court Ordered Transfers[2]	100.00%	100.00%	100.00%	100.00%	100.00%
Rating of Annuity Providers[3]					
A- or Better	93.48%	89.31%	94.95%	94.86%	95.29%
Investment Grade or better	98.60%	96.30%	96.40%	95.02%	95.66%
% Top 5 Annuity Provider[4]	48.83%	45.60%	42.60%	44.46%	41.09%
Largest State Concentration %	12.23%	15.60%	10.80%	11.37%	11.11%
Class A Capital Structure	85.25%	85.25%	85.25%	85.25%	85.00%
Class A Coupon	4.08%	4.21%	3.22%	3.22%	3.84%
Class A Rating[5]	AAA / Aaa	AAA / Aaa	AAA / Aaa	AAA / Aaa	AAA / Aaa
Class B Capital Structure	8.25%	8.25%	8.25%	8.25%	8.25%
Class B Rating[5]	BBB / Baa2	BBB / Baa2	BBB / Baa2	BBB / Baa2	BBB / Baa2
Class B Coupon	5.54%	5.68%	4.94%	6.17%	6.77%
Asset WAL (Years)	12.87	13.08	12.94	12.26	12.94

1. All deals discounted at 5.5% except JGWPT 2013-1 discounted at 5%
2. For structured settlements and lotteries only
3. Lower rating of Moody's and S&P
4. Does not reflect consolidation of related entities
5. Ratings reflect Moody's/DBRS

© 2014 JGWPT Holdings, Inc.

30

31 31 © 2014 JGWPT Holdings, Inc. VII. HISTORICAL COLLATERAL PERFORMANCE AND SECURITIZATION OVERVIEW

32 32 © 2014 JGWPT Holdings, Inc. ▪ Prior securitizations have built additional enhancements via de - leveraging of the capital structure since issuance ▪ A nalysis of Actual - to - Expected collections highlights the predictability & consistency of collections HISTORICAL COLLATERAL PERFORMANCE Source : Monthly transaction servicer reports as of 12/31/2013 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 Expected Collections Actual Collections 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% Original O/C Current O/C

33 33 © 2014 JGWPT Holdings, Inc. ▪ Company has purchased over $ 5 . 5 billion of court ordered payments since 2002 , with cumulative losses over 11 years of approximately 0 . 08 % o Losses occur from underwriting or administrative errors o Securitization investors have never suffered a loss ▪ Over 88 % of counterparties that collateralize JGWPT’s assets are rated A 3 or better by Moody’s ▪ Significant diversification of risk across counterparties, geographies, maturity profiles, and sourcing channels COLLATERAL POOL CHARACTERISTICS 2013 - 3 Securitization Obligor Concentrations 1 2013 - 3 Securitization Obligor Ratings 1 1. Concentrations based on assets discounted at 5.5% Obligor % of Pool Metropolitan Life Insurance Company 13.63% Prudential Insurance Company of America 11.53% American General Life Insurance Company 11.03% Genworth Life Insurance Company 6.63% Allstate Life Insurance Company 6.01% Genworth Life and Annuity Insurance Company 5.14% Hartford Life Insurance Company 4.99% MetLife Insurance Company of Connecticut 4.13% New York Life Insurance Company 3.80% John Hancock Life Insurance Company (USA) 3.70% Other 70+ Obligors 29.41% Total 100.00% 59.11% 33.98% 0.69% 6.23% A1 or Higher A2 to A3 Baa1 to Ba2 NR

SECURITIZATION OVERVIEW – J.G. WENTWORTH [(1)]

JGWPT HOLDINGS INC.

Transaction	2002-a	2004-a	2005-1	2006-1	2006-2	2006-3	2006-4	2007-1
Insurer	MBIA	MBIA	MBIA	MBIA	MBIA	MBIA	MBIA	MBIA
Closing Date	11/26/2002	11/17/2004	11/15/2005	3/22/2006	6/22/2006	9/26/2006	12/20/2006	3/22/2007
Initial rating S&P [2]	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA
Initial rating Moody's [2]	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa
Initial rating AM Best [2]	NA	NA	NA	NA	NA	NA	NA	NA
DBRS [2]	NA	NA	NA	NA	NA	NA	NA	NA
ADRB:								
Original Balance	$ 66,689,484	$ 164,457,747	$ 241,287,121	$ 81,767,739	$ 80,467,562	$ 92,866,212	$ 83,165,207	$ 98,214,007
Current Balance	$ 14,964,996	$ 71,295,903	$ 126,208,935	$ 43,928,071	$ 49,141,290	$ 56,914,990	$ 49,091,794	$ 60,536,394
Note Balances								
Original Balance	$ 60,020,500	$ 152,679,000	$ 228,017,000	$ 76,862,000	$ 75,638,000	$ 87,665,000	$ 78,590,000	$ 92,811,000
Current Balance A-1	$ 8,067,324	$ 39,798,193	$ 72,237,187	$ 20,529,173	$ 23,440,783	$ 25,271,013	$ 23,300,726	$ 37,732,861
Current Balance A-2	$ -	$ 19,857,748	$ 37,849,049	$ 18,630,721	$ 20,929,548	$ 26,532,301	$ 21,406,442	$ 17,558,843
Current Balance B	$ -	$ -	$ 2,306,225	$ -	$ -	$ -	$ -	$ -
Current Balance C	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Note Pay down	$ 51,953,176	$ 93,023,059	$ 115,624,539	$ 37,702,105	$ 31,267,669	$ 35,861,687	$ 33,882,832	$ 37,519,296
NPV - Defaulted Deals	$ -	$ 152,623	$ -	$ -	-	$ 0	-	$ -
Historical Cash Collections:								
Expected Cash Collections per PPM	$ 77,774,251	$ 160,099,236	$ 204,674,662	$ 67,850,035	$ 62,711,058	$ 69,181,380	$ 61,098,418	$ 69,537,092
Actual Cash Collected	$ 77,737,137	$ 159,903,397	$ 205,248,134	$ 67,719,548	$ 62,705,916	$ 69,164,500	$ 60,987,941	$ 69,612,714
(Shortfall) / Excess	$ (37,114)	$ (195,839)	$ 573,472	$ (130,487)	$ (5,142)	$ (16,880)	$ (110,476)	$ 75,623
% Not Collected / (Excess)	-0.05%	-0.12%	0.28%	-0.19%	-0.01%	-0.02%	-0.18%	0.11%
Projected Cash Collections:	$ 18,325,658	$ 101,647,862	$ 185,768,961	$ 63,018,303	$ 77,064,142	$ 85,974,494	$ 73,125,049	$ 96,612,646
Expected A Note Maturity Date	4/15/2017	11/15/2036	2/15/2046	1/15/2033	3/15/2035	11/15/2035	5/15/2044	7/15/2047
Original O/C Levels	10.00%	7.16%	5.50%	6.00%	6.00%	5.60%	5.50%	5.50%
Current O/C Levels	46.09%	16.33%	10.95%	10.85%	9.71%	8.98%	8.93%	8.66%
Reserve Amount	$ 666,895	$ 1,644,577	$ 2,412,871	$ 817,677	$ 804,676	$ 928,662	$ 831,652	$ 982,140
Current Reserve Ratio	4.46%	2.31%	1.91%	1.86%	1.64%	1.63%	1.69%	1.62%

1. Updated as of 12/31/2013

2. Initial ratings apply to senior notes only

© 2014 JGWPT Holdings, Inc.

34

SECURITIZATION OVERVIEW – J.G. WENTWORTH [(1)] cont'd

JGWPT HOLDINGS INC.

Transaction	2007-2	2007-3	2008-1	2008-2	2008-3	2010-1	2010-2	2010-3
Insurer	MBIA	MBIA						
Closing Date	6/21/2007	9/27/2007	3/14/2008	5/9/2008	12/19/2008	4/20/2010	8/12/2010	11/4/2010
Initial rating S&P [2]	AAA	AAA	AAA	AAA	NR	NA	NA	NA
Initial rating Moody's [2]	Aaa	Aaa	Aaa	NA	Aaa	Aaa	Aaa	Aaa
Initial rating AM Best [2]	NA	NA	NA	NA	aaa	NA	NA	NA
DBRS [2]	NA	NA	NA	NA	NA	NA	NA	NA
ADRB:								
Original Balance	$ 93,807,239	$ 105,277,981	$ 117,624,123	$ 123,879,612	$ 93,894,627	$ 252,110,365	$ 115,021,791	$ 210,732,720
Current Balance	$ 63,637,967	$ 70,992,534	$ 81,877,523	$ 90,445,425	$ 70,185,199	$ 199,213,735	$ 84,034,630	$ 163,122,039
Note Balances								
Original Balance	$ 88,641,000	$ 99,487,000	$ 111,156,000	$ 117,066,000	$ 88,730,000	$ 234,460,000	$ 106,107,000	$ 197,732,000
Current Balance A-1	$ 41,375,343	$ 64,496,779	$ 63,307,563	$ 76,450,478	$ 53,662,191	$ 151,658,888	$ 66,017,938	$ 129,915,956
Current Balance A-2	$ 17,282,648	$ -	$ 3,235,000	$ -	$ 6,632,711	$ -	$ -	$ -
Current Balance B	$ -	$ -	$ 3,235,000	$ 6,194,000	$ 4,695,000	$ 26,470,000	$ 8,914,000	$ 17,009,000
Current Balance C	$ -	$ -	$ 3,529,000	$ -	$ -	$ -	$ -	$ -
Note Pay down	$ 29,983,009	$ 34,990,221	$ 37,849,437	$ 34,421,522	$ 23,740,098	$ 56,331,112	$ 31,175,062	$ 50,807,044
NPV - Defaulted Deals	$ -	-	$ 3,232	$ -	-	$ -	$ 8,938	$ -
Historical Cash Collections:								
Expected Cash Collections per PPM	$ 64,139,886	$ 71,926,233	$ 76,560,188	$ 74,340,686	$ 57,471,541	$ 105,082,066	$ 45,575,202	$ 74,195,636
Actual Cash Collected	$ 64,216,564	$ 72,103,186	$ 76,519,676	$ 74,281,817	$ 57,474,896	$ 105,458,866	$ 45,639,021	$ 75,047,072
(Shortfall) / Excess	$ 76,678	$ 176,953	$ (40,512)	$ (58,869)	$ 3,355	$ 376,799	$ 63,819	$ 851,436
% Not Collected / (Excess)	0.12%	0.25%	-0.05%	-0.08%	0.01%	0.36%	0.14%	1.15%
Projected Cash Collections:	$ 109,178,977	$ 120,694,889	$ 133,869,099	$ 150,228,922	$ 131,697,703	$ 316,216,350	$ 110,876,799	$ 212,418,262
Expected A Note Maturity Date	12/15/2043	8/15/2035	10/15/2026	11/15/2032	12/15/2038	8/15/2027	8/15/2027	9/15/2027
Original O/C Levels	5.50%	5.50%	5.50%	5.50%	5.50%	7.00%	7.75%	7.00%
Current O/C Levels	7.83%	9.15%	10.47%	8.63%	7.40%	10.58%	10.83%	9.93%
Reserve Amount	$ 938,072	$ 1,052,780	$ 1,176,241	$ 1,238,796	$ 938,946	$ 2,521,104	$ 2,300,436	$ 2,126,239
Current Reserve Ratio	1.47%	1.48%	1.44%	1.37%	1.34%	1.27%	2.74%	1.30%

1. Updated as of 12/31/2013
2. Initial ratings apply to senior notes only

© 2014 JGWPT Holdings, Inc.
35

SECURITIZATION OVERVIEW – J.G. WENTWORTH & JGWPT [(1)] cont'd

JGWPT HOLDINGS INC.

Transaction	2011-1	2011-2	2012-1	2012-2	2012-3	2013-1	2013-2	2013-3
Insurer								
Closing Date	6/15/2011	12/8/2011	3/16/2012	7/25/2012	11/19/2012	3/20/2013	7/30/2013	10/18/2013
Initial rating S&P [2]	NA	NA	NA	NA	NA	NA	NA	NA
Initial rating Moody's [2]	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa	Aaa
Initial rating AM Best [2]	NA	NA	NA	NA	NA	NA	NA	NA
DBRS [2]	AAA	AAA	AAA	AAA	AAA	AAA	AAA	AAA
ADRB:								
Original Balance	$ 260,679,673	$ 203,666,776	$ 250,081,605	$ 169,515,859	$ 214,773,704	$ 232,374,357	$ 187,318,250	$ 228,112,005
Current Balance	$ 230,361,498	$ 187,730,675	$ 232,648,524	$ 162,284,718	$ 208,063,256	$ 229,263,773	$ 187,198,208	$ 226,821,198
Note Balances								
Original Balance	$ 247,256,000	$ 189,206,000	$ 233,202,000	$ 158,074,000	$ 200,276,000	$ 216,689,000	$ 174,674,000	$ 212,714,000
Current Balance A-1	$ 191,394,099	$ 157,259,958	$ 194,653,692	$ 136,416,869	$ 175,816,520	$ 191,812,974	$ 156,724,032	$ 192,769,218
Current Balance A-2	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current Balance B	$ 21,212,000	$ 15,580,000	$ 20,564,000	$ 13,985,000	$ 17,181,000	$ 18,589,000	$ 14,985,000	$ 18,248,000
Current Balance C	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Note Pay down	$ 34,649,901	$ 16,366,042	$ 17,984,308	$ 7,672,131	$ 7,278,480	$ 6,287,026	$ 2,964,968	$ 1,696,782
NPV - Defaulted Deals	$ 14,809	$ 22,178	-	-	-	-	-	-
Historical Cash Collections:								
Expected Cash Collections per PPM	$ 66,022,078	$ 37,465,511	$ 36,608,849	$ 17,449,245	$ 15,680,623	$ 10,037,617	$ 3,980,423	$ 3,254,928
Actual Cash Collected	$ 67,211,258	$ 37,732,248	$ 37,042,934	$ 17,500,813	$ 16,005,556	$ 12,626,781	$ 6,753,998	$ 4,393,733
(Shortfall) / Excess	$ 1,189,180	$ 266,737	$ 434,085	$ 51,568	$ 324,932	$ 2,589,164	$ 2,773,575	$ 1,138,804
% Not Collected / (Excess)	1.80%	0.71%	1.19%	0.30%	2.07%	25.79%	69.68%	34.99%
Projected Cash Collections:	$ 338,335,277	$ 307,394,268	$ 356,719,869	$ 245,443,642	$ 297,297,006	$ 329,535,495	$ 294,017,208	$ 350,710,262
Expected A Note Maturity Date	2/15/2063	6/15/2026	10/15/2041	10/15/2043	8/15/2041	5/15/2041	9/15/2042	11/15/2041
Original O/C Levels	6.75%	7.10%	6.75%	6.75%	6.75%	6.75%	6.75%	6.75%
Current O/C Levels	7.71%	7.93%	7.49%	7.32%	7.24%	8.23%	8.27%	6.97%
Reserve Amount	$ 2,651,539	$ 2,036,668	$ 2,493,243	$ 1,695,159	$ 2,147,772	$ 2,323,744	$ 1,875,902	$ 2,281,270
Current Reserve Ratio	1.15%	1.08%	1.07%	1.04%	1.03%	1.01%	1.00%	1.01%

1. Updated as of 12/31/2013

2. Initial ratings apply to senior notes only

© 2014 JGWPT Holdings, Inc.

36

SECURITIZATION OVERVIEW – PEACHTREE (1)

Transaction	2004-A	2005-A	2005-B	2006-A	2006-B	2010-A	2010-B
Closing Date	1/16/2004	3/17/2005	9/8/2005	3/16/2006	12/14/2006	1/27/2010	11/23/2010
Initial rating S&P [2]	AAA	AAA	AAA	AAA	AAA	AAA	AAA
Initial rating Moody's [2]	NA	NA	NA	NA	NA	NA	NA
Initial rating AM Best [2]	NA	NA	NA	NA	NA	NA	NA
ADRB:							
Original Balance	$ 77,155,345	$ 102,701,476	$ 115,734,165	$ 109,272,712	$ 100,104,878	$ 145,697,003	$ 117,431,861
Current Balance	$ 19,877,042	$ 35,755,367	$ 39,264,592	$ 53,707,994	$ 60,802,268	$ 105,609,034	$ 85,489,206
Note Balances							
Original Balance	$ 70,403,000	$ 97,822,000	$ 107,980,000	$ 104,355,000	$ 96,100,000	$ 131,127,000	$ 105,890,000
Current Balance Class A	$ 2,659,918	$ 17,718,537	$ 20,803,767	$ 35,673,180	$ 46,006,787	$ 74,276,701	$ 58,934,143
Current Balance Class B	$ 7,784,683	$ 9,954,907	$ 5,861,901	$ 4,093,007	$ 8,371,968	$ 12,355,000	$ 14,000,000
Note Pay down	$ 59,958,399	$ 70,148,556	$ 81,314,333	$ 64,588,813	$ 41,721,245	$ 44,495,299	$ 32,955,857
NPV - Defaulted Deals	$ -	$ 2,934	$ 58,292	$ 2,112	$ 1,519	$ 86,884	$ 171,043
Historical Cash Collections:							
Expected Cash Collections per PPM	$ 81,586,043	$ 102,881,205	$ 109,484,763	$ 96,130,916	$ 72,556,500	$ 70,292,056	$ 46,709,375
Actual Cash Collected	$ 81,754,323	$ 102,885,667	$ 109,465,006	$ 96,634,843	$ 72,935,847	$ 70,773,144	$ 47,195,862
(Shortfall) / excess	$ 168,280	$ 4,462	$ (19,757)	$ 503,927	$ 379,347	$ 481,088	$ 486,487
% not collected / (excess)	0.21%	0.00%	-0.02%	0.52%	0.52%	0.68%	1.04%
Projected Cash Collections:	$ 23,931,166	$ 44,859,339	$ 51,192,221	$ 72,064,325	$ 86,765,486	$ 166,037,016	$ 118,363,614
Expected A Note Maturity Date	7/15/2015	10/15/2018	12/15/2021	5/15/2026	6/15/2018	10/15/2025	2/16/2026
Original O/C Levels	8.75%	4.75%	6.70%	4.50%	4.00%	10.00%	9.83%
Current O/C Levels	47.45%	22.60%	32.09%	25.96%	10.56%	17.97%	14.69%
Reserve Amount	$ 176,008	$ 281,713	$ 276,089	$ 470,823	$ 549,109	$ 876,134	$ 552,162
Current reserve ratio	0.89%	0.79%	0.70%	0.88%	0.90%	0.83%	0.65%

1. Updated as of 12/31/2013
2. Initial ratings apply to senior notes only

© 2014 JGWPT Holdings, Inc.

37

38 38 © 2014 JGWPT Holdings, Inc. VIII. LEGAL OVERVIEW

39 (23,55,94) (220,230,241) (0,98,37) (183,183,183) (85,142,213) © 2014 JGWPT Holdings, Inc. ▪ The Company currently retains 27 legal professionals that are responsible for corporate counseling and guidance, in addition to overseeing compliance, litigation management, financing facility creation and maintenance, marketing review and transaction support ▪ Legal team maintains compliance oversight and responsibility over three core components: – Education: Review and tracking of statutes, legislation and other matters in each state that do or could impact the Company’s businesses – Training: Policy creation, dissemination and training of personnel – Audit: File review (statutory compliance, facility compliance), 3rd party AUP participation and review 10 Attorneys 17 Legal Operations / Paralegals JGWPT Regulatory Overview ▪ Regulatory model established to conform to up - to - date state and federal legislation ▪ Key focus areas and core resources of the Company’s regulatory model include: — Proactive action as opposed to reactive responses — Dedicated attorney focused exclusively on addressing and handling legislative and regulatory affairs — National lobbyist engaged to handle federal and state activities — Active trade association participation Legal Department Overview Regulatory Overview Regulation of Structured Settlements ▪ State Regulation: Structured Settlement Transfer Acts (SSTAs) have been enacted in 48 states – New Hampshire and Wisconsin are the two remaining states without a statute – Statutes have been in place an average of 10 years and have seen very little change ▪ Federal Regulation: Victims of Terrorism Tax Relief Act of 2001 was passed in December 2001 and signed into law by President George W. Bush in January 2002 – Section 5891 of the IRS code provided a federal overlay to the state laws – Imposed an economic penalty to any transfers done without a state compliant court order LEGAL AND COMPLIANCE INVOLVED IN ALL STAGES OF STRUCTURED SETTLEMENT PAYMENT TRANSER PROCESS

40 40 © 2014 JGWPT Holdings, Inc. APPENDIX A: MANAGEMENT BIOS

41 41 © 2014 JGWPT Holdings, Inc. MANAGEMENT BIOS David Miller, Chief Executive Officer, Chairman and Director . Mr . Miller serves as our Chief Executive Officer and Chairman . Prior to joining us in January 2009 , he was Executive Vice - President responsible for Ace Group’s International Accident and Health Insurance Business . Prior to his employment at Ace Group . Mr . Miller was President and CEO of Kemper Auto and Home Insurance, a joint venture between Mr . Miller and Kemper Insurance Company . Before Kemper Auto and Home Insurance, Mr . Miller was COO of Providian Direct Insurance . Mr . Miller began his insurance career with Progressive Insurance where he held various positions over his seven - year career including Division Controller, Senior Product Manager and National Customer Manager . Mr . Miller has a B . S . EE in electrical engineering from Duke University and a MBA in Finance from The Wharton School of the University of Pennsylvania . Since 2013 , Mr . Miller has served on the Board of Ellington Residential Mortgage REIT, a publicly traded REIT listed on NYSE . He was previously a member of the New York Stock Exchange . On May 7 , 2009 , J . G . Wentworth, LLC, J . G . Wentworth, Inc . , and JGW Holdco, LLC filed for protection under Chapter 11 of the United States Bankruptcy Code . At the time of such filing, Mr . Miller was a director and executive officer of J . G . Wentworth, LLC and J . G . Wentworth , Inc . Mr . Miller’s experience described above, including his knowledge and leadership of our company, his extensive background in the financial services industry and his management experience, provides him with the qualifications and skills to serve as a director on our board . Randi Sellari, President & Chief Operating Officer . Ms . Sellari serves as our President and Chief Operating Officer . Previously, Ms . Sellari served as our Chief Financial Officer and as an officer beginning in 2005 and prior to that time was an officer of J . G . Wentworth Management Company, Inc . since January 1999 . Prior to holding such position, she was a senior accountant for J . G . Wentworth Management Company and supervised its servicing department . Ms . Sellari, before working for J . G . Wentworth Management Company, Inc . , was a tax associate at Coopers & Lybrand in Philadelphia . Ms . Sellari graduated Drexel University with a B . S . in Business Administration and is licensed in Pennsylvania as a certified public accountant . On May 7 , 2009 , J . G . Wentworth, LLC, J . G . Wentworth, Inc . , and JGW Holdco, LLC filed for protection under Chapter 11 of the United States Bankruptcy Code . At the time of such filing, Ms . Sellari was an executive officer of J . G Wentworth , LLC and J . G . Wentworth, and J . G . Wentworth, Inc .

42 42 © 2014 JGWPT Holdings, Inc. MANAGEMENT BIOS (cont’d) Stefano Sola, Executive Vice President and Chief Investment Officer . Mr . Sola serves as our Executive Vice President and Chief Investment Officer . As Chief Investment Officer, Mr . Sola is responsible for the development and implementation of the financing and, capital markets platform and new funding sources across all product lines . He joined us in October 2009 from Swiss Re Capital Markets Corp . in New York where he served as Managing Director in the insurance - linked securities group . Prior to that, Mr . Sola focused on the origination and distribution of structured products and debt instruments at Natixis in New York for two years and Bear Stearns in London for seven years . During his final years at Bear Stearns, Mr . Sola set up and was head of the European Office for Bear Stearns Asset Management . Mr . Sola started his career with Deutsche Bank in London in the equity capital markets department . Since 2013 , Mr . Sola has served on the Board of Pure Life Renal, LLC . Mr . Sola graduated with a B . A . from the American College in London specializing in Finance & Management . John Schwab, Executive Vice President and Chief Financial Officer . Mr . Schwab serves as our Executve Vice President and Chief Financial Officer . Prior to joining us in April 2013 , he served in various capacities since 2004 for Expert Global Solutions, Inc . (formerly NCO Group , Inc . ) including Executive Vice President and Chief Financial Officer . Expert Global Solutions, Inc . is a business process outsourcing company operating in 12 countries with over 40 , 000 employees . Prior to his employment at Expert Global Solutions, Inc . , Mr . Schwab was the Chief Financial Officer of RMH Teleservices, a publicly traded teleservices company and Inrange Technologies Corp . Mr . Schwab spent eleven years at Arthur Andersen, most recently as a Senior Manager, and was a certified public accountant . Mr . Schwab graduated from LaSalle University with a B . S . in Business Administration . Stephen Kirkwood, Executive Vice President, General Counsel and Corporate Secretary . Mr . Kirkwood serves as our Executive Vice President , General Counsel and Corporate Secretary . He joined the Peachtree family of companies in March 1999 . Mr . Kirkwood was responsible for the legal matters involving or relating to the Peachtree family of companies, and since the merger with Peachtree companies in July 2011 , Mr . Kirkwood has continued to manage legal matters for us . He graduated from Union College in 1992 with a Bachelor of Science degree and received his law degree from Albany Law School .

43 43 © 2014 JGWPT Holdings, Inc. MANAGEMENT BIOS (cont’d) Sean O’Reilly, Senior Vice President, Chief Marketing Officer . Mr . O’Reilly is responsible for developing and executing the marketing strategy for the company . Mr . O’Reilly joined JGWPT in 2013 from JP Morgan Chase, where he was responsible for the Chase Sapphire and JP Morgan card business units . He was previously responsible for marketing and advertising at USAA and before that developed marketing campaigns for clients Philip Morris, Disney and the U . S . Army while at the Leo Burnett Company . He is a former Army officer . Mr . O’Reilly holds a B . B . A in Finance and Business Economics from the University of Notre Dame and an MBA from the Wharton School of the University of Pennsylvania Mike Aloupis, Vice President of Human Resources . Mr . Aloupis is responsible for the company’s overall human capital practices, policies and operations . Prior to joining JGWPT in April 2012 , Mr . Aloupis held leadership positions at companies such as CDI IT Solutions and Computer Aid, Inc . He holds a B . S . in Management from Bridgewater State College .

44 44 © 2014 JGWPT Holdings, Inc. APPENDIX B: CONTACT

45 45 © 2014 JGWPT Holdings, Inc. JGWPT Holdings, LLC 201 King of Prussia Road Radnor , PA 19087 USA www.jgwpt.com Stefano L. Sola Executive Vice President & Chief Investment Officer Direct: +1 484 434 2303 Cell: +1 917 774 3301 Email: ssola@jgwpt.com CONTACT INFORMATION